SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K
                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                        July 2, 1997
              (Date of earliest event reported)

                Northrop Grumman Corporation
   (Exact name of Registrant as specified in its charter)

     Delaware             1-3229             95-1055798
     (State of       (Commission File       (IRS Employer
  Incorporation)           No.)          Identification No.)

       1840 Century Park East, Los Angeles, CA  90067
   (Address of principal executive officers, including zip
                            code)

                       (310) 553-6262
     (Registrant's telephone number, including area code)

          INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

As of July 2, 1997, Northrop Grumman Corporation, a Delaware corporation (the "Company"), Lockheed Martin Corporation, a Maryland corporation ("Lockheed Martin"), and Hurricane Sub,
Inc., a Delaware corporation and a wholly owned subsidiary of Lockheed Martin ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged (the "Merger") with and into the Company, with the Company surviving the Merger and becoming a wholly owned subsidiary of Lockheed Martin. At the effective time of the Merger, each issued and outstanding share of common stock of the Company other than shares held in the Company's treasury, will be converted into
1.1923 shares of Lockheed Martin common stock. A copy of the joint press release, dated July 3, 1997, issued by Lockheed Martin and the Company is attached hereto and is incorporated by reference.

Item 7.   Financial Statements and Exhibits

       (c)    Exhibits

              Exhibit 99.1 - Press Release of Lockheed
               Martin Corporation and Northrop Grumman
               Corporation dated July 3, 1997.

                         SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         NORTHROP GRUMMAN CORPORATION



                         By:  /s/ Richard B. Waugh, Jr.
                              -----------------------------
			      Richard B. Waugh, Jr.
                              Corporate Vice President and
                              Chief Financial Officer

                        EXHIBIT INDEX

Exhibit No.              Description

99.1      Press Release of Lockheed Martin Corporation and
          Northrop Grumman Corporation dated July 3, 1997.